FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 2008

                               ORIENT PAPER, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

           Nevada                     000-52639                   20-4158835
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(State or other jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)

Science Park, Xushui Town, Boading City, Hebei Province
             People's Republic of China                             072550
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      (Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number, including area code: (86) 312-8605508

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related
            Audit Report or Completed Interim Review.

            This Amendment No. 1 to Current Report on Form 8-K, dated April 1, 2008, is being filed to amend the Exhibit Index and to file as an exhibit correspondence from the registrant's former independent accountants regarding disclosure made under Item 4.02. For the benefit of the reader, we note that the consent of Farber Hass Hurley LLP to the inclusion of its report on the financial statements of Hebei Baoding Orient Paper Milling Co., Ltd. was obtained subsequent to March 31, 2008. Consequently, such financial statements were included in the registrant's 10-K/A filed on April 15, 2008.

Item 9.01   Financial Statements and Exhibits.

     (c)   Exhibits

     Exhibit No.  Description of Exhibit

     99.2 Letter dated June 25, 2008 from Farber Hass Hurley, LLP concurring with the statements in the Form 8-K filed April 1, 2008.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ORIENT PAPER INC.


Dated: June 25, 2008                             By: /s/ Zhenyong Liu
                                                     ---------------------------
                                                         Zhenyong Liu
                                                         Chief Executive Officer